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                                                    Radin, Glass & Co., LLP
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                                                    Certified Public Accountants

                                                    360 Lexington Avenue
                                                    New York, NY 10017
                                                    212.557.7505
                                                    Fax 212.557.7591






January 31, 2006

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read Item 4.01 Form 8-K/A dated January 31, 2006 of Packetport.Com Inc. and are in agreement with the statements contained in the first three paragraphs therein. We have no basis to agree or disagree with other statements of the Registrant contained therein.


                                                     /s/ Radin, Glass & Co., LLP
                                                    Certified Public Accountants










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